                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 11, 2004

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

                   New York                 0-3319             13-1784308
                   --------                 ------             ----------
        (State or other jurisdiction      (Commission        (IRS Employer
            of incorporation)             File Number)       Identification No.)

                One Commerce Park, Valhalla, NY            10595
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

            On March  11,  2004,  the  Registrant  announced  plans to (i) issue financial  results for its fiscal 2004 second  quarter and six-month period  ended  January 31,  2004 on Monday,  March 15, 2004 and (ii)
            host a  conference  call  scheduled  for 4:00 p.m.  Eastern  time on
            Tuesday,  March 16,  2004 to  discuss  the  financial  results.  For additional information, reference is made to the press release which is  attached  hereto as  Exhibit  99.01 and  incorporated  herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Financial Statements of Business Acquired.

                  Not Applicable.

            (b)   Pro Forma Financial Information.

                  Not Applicable.

            (c)   Exhibits.

                  99.01 Press Release dated March 11, 2004.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DEL GLOBAL TECHNOLOGIES CORP.
                                       -----------------------------
                                                (Registrant)

Date: March 12, 2004                   By:  /s/ Thomas V. Gilboy
                                            --------------------
                                            Thomas V. Gilboy
                                            Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

         Exhibit No.                            Description
         -----------                            -----------

         99.01                      Press Release dated March 11, 2004

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